JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK FUNDS II	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS III	JOHN HANCOCK STRATEGIC SERIES

Supplement dated October 4, 2019 to the current Summary Prospectus, as may be supplemented

Effective October 4, 2019, the following sentence under the heading “PURCHASE AND SALE OF FUND SHARES” is amended and restated as follows:

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.

JOHN HANCOCK INVESTMENT TRUST

    John Hancock International Dynamic Growth Fund

Supplement dated October 4, 2019 to the current Summary Prospectus, as may be supplemented

Effective June 28, 2019, John Hancock Advisers, LLC changed its name to John Hancock Investment Management LLC and John Hancock Funds, LLC changed its name to John Hancock Investment Management Distributors LLC. Accordingly, all references in the summary prospectus to the former names are updated to reflect the new names.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.